                             JOINT FILING AGREEMENT
















                                                           Page 255 of 258 Pages

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D dated April 13, 1998 with respect to the shares of common stock, Class A $0.01 par value, of Maxicare Health Plans, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date:  April 13, 1998                AMERICAN OPPORTUNITY TRUST PLC

                                     By:  J O Hambro Capital Management Limited,
                                                   Its investment advisor


                                          By:      /s/ Claudia Perkins
                                             -----------------------------------
                                          Name:  Claudia Perkins
                                          Title: Director




Date:  April 13, 1998                NORTH ATLANTIC SMALLER COMPANIES
                                     INVESTMENT TRUST PLC

                                     By:  J O Hambro Capital Management Limited,
                                                   Its investment advisor


                                          By:      /s/ Claudia Perkins
                                             -----------------------------------
                                          Name:  Claudia Perkins
                                          Title: Director




Date:  April 13, 1998                J O HAMBRO CAPITAL MANAGEMENT
                                     LIMITED


                                          By:      /s/ Claudia Perkins
                                             -----------------------------------
                                          Name:  Claudia Perkins
                                          Title: Director



                                                           Page 256 of 258 Pages

Date:  April 13, 1998                J O HAMBRO & COMPANY LIMITED



                                          By:      /s/ J. D. Hambro
                                             -----------------------------------
                                          Name:  J. D. Hambro
                                          Title: Director



Date:  April 13, 1998                J O HAMBRO ASSET MANAGEMENT
                                     LIMITED


                                          By:      /s/ J. D. Hambro
                                             -----------------------------------
                                          Name:  J. D. Hambro
                                          Title: Director




Date:  April 13, 1998                J O HAMBRO INVESTMENT MANAGEMENT
                                     LIMITED


                                          By:      /s/ A. J. Steel
                                             -----------------------------------
                                          Name:  A. J. Steel
                                          Title: Director









                                                           Page 257 of 258 Pages

Date:  April 13, 1998                GROWTH FINANCIAL SERVICES LIMITED



                                          By:      /s/ Claudia Perkins
                                             -----------------------------------
                                          Name: C. H. B. Mills
                                          Title: Director

                                          CLAUDIA PERKINS PURSUANT TO A
                                          POWER OF ATTORNEY DATED 9 JULY 1997




Date:  April 13, 1998                CHRISTOPHER MILLS



                                             /s/ Claudia Perkins
                                     -------------------------------------------

                                     CLAUDIA PERKINS PURSUANT TO A
                                     POWER OF ATTORNEY DATED 9 JULY 1997










                                                           Page 258 of 258 Pages